Exhibit 99.48

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 1999
           Series 1998-14, REMIC Multi-Class Pass-Through Certificates

     Pursuant to the Pooling and Servicing Agreement dated as of September 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

       Weighted average coupon                      %                 7.330317
                                                       ------------------------
       Weighted average maturity                                        351.60
                                                       ------------------------

A.    Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
       1.
                                 Principal
            Principal Per     Prepayments Per  Interest Per
      Class  Certificate        Certificate     Certificate  Payout Rate
      -----  -----------        -----------     -----------  -----------
       R    $  0.00000000     $   0.00000000  $ 0.00000000   % 0.00000000
       PO   $  1.07589051     $   0.17841981  $ 0.00000000   % 0.00000000
       A1   $  8.37035852     $   7.77880050  $ 5.07608129   % 6.24999999
       A2   $  0.00000000     $   0.00000000  $ 5.29166662   % 6.34999995
       A3   $  0.00000000     $   0.00000000  $ 5.29166796   % 6.35000156
       A4   $  5.19319418     $   4.82617564  $ 5.32783359   % 6.50000006
       A5   $ 79.84112407     $  74.19851433  $ 2.24264887   % 6.07734003
       A6   $ 79.84112360     $  74.19851498  $ 3.83128059   %10.38236310
       A9   $ 44.10201810     $  45.67443956  $ 5.04584745   % 6.74999949
       A10  $ 10.84546964     $  10.07898812  $ 5.28110537   % 6.74999999
       A11  $  8.37035846     $   7.77880024  $ 5.03547246   % 6.19999978
       A12  $  5.34954240     $   4.97147440  $ 5.32543660   % 6.50000003
       A7   $  0.00000000     $   0.00000000  $ 6.96437933   % 8.20577849
       A8   $  0.81380454     $   0.75628854  $ 5.60716114   % 6.74999761
       RL   $  0.00000000     $   0.00000000  $ 0.00000000   % 0.00000000
       M    $  0.81380440     $   0.00000000  $ 5.60716347   % 6.75000042
       B1   $  0.81380355     $   0.00000000  $ 5.60716356   % 6.75000053
       B2   $  0.81391020     $   0.00000000  $ 5.60789809   % 6.75000125
       B3   $  0.81380613     $   0.00000000  $ 5.60716489   % 6.75000212
       B4   $  0.81380613     $   0.00000000  $ 5.60716014   % 6.74999640
       B5   $  0.81380154     $   0.00000000  $ 5.60716348   % 6.75000041

       2.      Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.    Accrual Amount
       1.
                              Accrual Amount
          Class
       A9              $               39,029.63
       A7              $              350,095.54

       2.    The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                               $      95,529.43
                                                                     -----------

C.     The amounts below are for the aggregate of all Certificates:

       1.     The Pool Scheduled Principal Balance:            $ 489,543,582.31
                                                                 ---------------

       2.     The aggregate number of Mortgage Loans included in the Pool
              Scheduled Principal Balance set forth above:                1,535
                                                                 ---------------
       3.
     Beginning Aggregate Class  Ending Aggregate        Ending
       Certificate Principal   Class Certificate  Single Certificate
Class         Balance          Principal Balance       Balance          Cusip
-----         -------          -----------------       -------          -----
R    $                   0.00  $            0.00  $             0.00  36157RRJ6
PO   $             862,087.39  $      861,156.04  $           994.80  GEC9814PO
A1   $          63,855,315.92  $   63,306,898.39  $           966.24  36157RQW8
A2   $          78,008,000.00  $   78,008,000.00  $         1,000.00  36157RQX6
A3   $           2,572,000.00  $    2,572,000.00  $         1,000.00  36157RQY4
A4   $          37,084,672.30  $   36,888,873.30  $           978.41  36157RQZ1
A5   $          15,071,851.76  $   12,354,384.85  $           362.98  36157RRA5
A6   $           2,791,083.66  $    2,287,849.05  $           362.98  36157RRB3
A9   $           6,938,601.41  $    6,597,472.30  $           852.94  36157RRE7
A10  $          66,479,962.75  $   65,712,005.88  $           928.02  36157RRF4
A11  $          23,980,220.21  $   23,774,267.54  $           966.24  36157RRG2
A12  $          98,315,752.22  $   97,780,797.97  $           977.81  36157RRH0
A7   $          76,384,482.04  $   76,734,577.58  $         1,023.13  36157RRC1
A8   $           1,713,549.05  $    1,712,150.12  $           996.02  36157RRD9
SUP  $         454,273,365.05  $  448,829,778.63  $           925.42  GE9814SUP
RL   $                   0.00  $            0.00  $             0.00  36157RRK3
M    $           9,698,513.17  $    9,690,595.37  $           996.02  36157RRL1
B1   $           4,193,951.67  $    4,190,527.75  $           996.02  36157RRM9
B2   $           2,359,098.23  $    2,357,172.28  $           996.15  36157RRN7
B3   $           2,096,975.34  $    2,095,263.38  $           996.02  36157RSX4
B4   $           1,048,487.67  $    1,047,631.69  $           996.02  36157RSY2
B5   $           1,573,242.57  $    1,571,958.18  $           996.02  36157RSZ9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

       1.   30-59 days
            Number             10       Principal Balance         $4,064,215.53
                               --------                            -------------
       2.   60-89 days
            Number             3        Principal Balance         $1,160,846.36
                               --------                            -------------
       3.   90 days or more
            Number             1        Principal Balance         $  247,185.69
                               --------                            -------------
       4.   In Foreclosure
            Number             0        Principal Balance         $        0.00
                               --------                            -------------
       5.   Real Estate Owned
            Number             0        Principal Balance         $        0.00
                               --------                            -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                                  $        0.00
                                                                        --------

     7. The Certificate Interest Rate applicable to the Interest Accrual Period relating to such Distribution Date applicable to any floating index certificate:

                                     Certificate Interest
                Class                        Rates
                  A5             %               6.07734003
                  A6             %              10.38236310

E.     Other Information:

       1.   Special Hazard Loss Amount:                          $         0.00
                                                                    ------------

       2.   Bankruptcy Loss Amount:                              $         0.00
                                                                    ------------

       3.   Fraud Loss Amount:                                   $         0.00
                                                                    ------------

       4.   Certificate Interest Rate of the Class S Certificate: %  0.00000000
                                                                    ------------